                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event              June 16, 2000 (June 1, 2000)
reported):                                           ---------------------------


                        Fetchomatic Global Internet Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                   Nevada                   000-25151                  52-212549
--------------------------------------------------------------------------------
   (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)



444 Victoria Street, Suite 370, Prince George, British Columbia, Canada V2L 2J7
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)





Registrant's telephone number, including area                (250) 564-6868
code:                                                       --------------------



                         Forest Glade International Inc.
--------------------------------------------------------------------------------
           Former Name and Former Address (Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         Forest Glade Properties Inc. ("Properties") is a wholly owned subsidiary of Fetchomatic Global Internet Inc. (the "Company"). Until June 1, 2000, 514592 B.C. Ltd., a British Columbia corporation (the "Subsidiary"), was a wholly owned subsidiary of Properties.

         On May 5, 2000, the Subsidiary assigned all of its rights to the funds (net of the balance remaining on the related mortgage) derived from Mountain View Park (as defined below), the Subsidiary's sole asset, to Properties. On June 1, 2000, in accordance with a written consent of Properties' Board of Directors and its sole shareholder, Properties transferred the ownership of all of the common stock of the Subsidiary to four of the Company's directors (the "Transferees"), either directly or through entities controlled by such directors. Reference is made to (1) the stock transfer agreement between Properties and the Transferees and (2) the letter of confirmation and assignment filed as exhibits hereto for all of the terms and conditions thereto.

Item 5.    Other Matters

A.       Sale of Historical Business

         On May 2, 2000, the Subsidiary entered into a Contract of Purchase and Sale (the "Contract") with 525560 B.C. Ltd., also known as R.P.M.J. Corporate Communications Limited (the "Purchaser"), a British Columbia corporation, to sell Mountain View Park for a purchase price (the "Purchase Price") of Can$1,000,000.

         At the time the Contract was signed, the Subsidiary was a wholly owned subsidiary of Properties. The historical business of the Company, through the Subsidiary, was owning and operating mobile home parks in Canada. The primary asset of the Subsidiary is the mobile home park ("Mountain View Park") located at 100 Aspen Drive, Sparwood, British Columbia, Canada. The Subsidiary's ownership interest in Mountain View Park is subject to a mortgage (the "Mortgage") held by the Royal Bank of Canada. As of the June 5, 2000 payment by the Subsidiary, the outstanding principal balance of the Mortgage was approximately Can$650,436.

         On June 2, 2000, the Subsidiary and the Purchaser completed the necessary agreements and registration procedures to effect the transfer of ownership of Mountain View Park and related equipment from the Subsidiary to the Purchaser. Upon consummation of the title transfer, the Purchaser paid the Subsidiary Can$200,000 towards the Purchase Price, which amount passed through and was paid to the Company.

         As a result of the sale of Mountain View Park and the transfer of the common stock of the Subsidiary, (1) the Company and the Subsidiary will cease to be in the business of owning and operating mobile home parks, (2) the Company will have no ownership interest in the Subsidiary, and (3) the Company's business will focus solely on the development, marketing and commercial exploitation of the web site and Internet search engine described below in Item 5(C).

         The foregoing does not purport to be a complete description of the Contract or of any of the documents related thereto, and reference is made to the Contract , the Land Title Act Form C, and the Purchase and Sale Agreement filed as exhibits hereto for all of their respective terms and conditions.

B.       Name Change

         Pursuant to stockholder authorization dated as of May 1, 2000, the Company filed a Certificate of Amendment to its Certificate of Incorporation, changing the name of the Company to "Fetchomatic Global Internet Inc." The new symbol for the Common Stock is FGLB. The new CUSIP number for the Common Stock is 315608. The effective date of the amendment is June 2, 2000. The stockholders will be required to surrender existing certificates for new certificates representing the new Company name. Stockholders of record on the effective date of the amendment will be notified shortly of the procedure for exchange of existing certificates.

C.       Internet Initiatives

         The Company, through its wholly owned subsidiary Fetchomatic.com Online Inc. (formerly SSA Coupon Ltd.), has been developing www.fetchomatic.com, a web site with an integrated search engine and portal that utilizes a geographical searching capability. The intellectual property owned and developed by the Company permits users to locate a business or service in a geographical location selected by the user by clicking on an online map. The Company currently has over 16 million United States' businesses in its database which can be accessed through a variety of business classifications. The Company expects to add to listings for businesses in Canada and other countries to its database.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not Applicable

         (b)      Pro Forma Financial Information

                  Submitted herewith

         (c)      Exhibits.

         Exhibit No.   Description
         -----------   -----------

         10.1          Stock Transfer Agreement Among Forest Glade
                       Properties Inc.; Wayne Loftus; Gil Rahier Holdings Ltd.; Frank Denis and Michael Jenks, dated as of June 1, 2000.

         10.2 Letter of Confirmation and Assignment from the Subsidiary to Forest Glade Properties Inc., dated May 5, 2000.
         10.3 Contract of Purchase and Sale between the Subsidiary and 525560 B.C. Ltd., dated May 2, 2000.
         10.4          Land Title Act Form C, registered June 2, 2000.
         10.5 Purchase and Sale Agreement between the Subsidiary and R.P.M.J. Corporate Communications Limited (also known as 525560 B.C. Ltd.), dated the __ day of May, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                            Fetchomatic Global Internet Inc.

                            By: /s/ Wayne E. Loftus
                                ------------------------------------------------
                                    Wayne E. Loftus
                                    President and Chief Executive Officer

June 16, 2000

                        Fetchomatic Global Internet Inc.
             Unaudited Pro-Forma Consolidated Financial Information


         The Unaudited Pro-Forma Consolidated Financial Information reflects financial information which gives effect to the sale of the Mountain View Park ("the Park") in Sparwood, British Columbia in exchange for consideration totalling approximately $675,000 (CAN$1 million) and the subsequent liquidation of the remaining assets and liabilities in the Company's subsidiary, 514592 B.C. Ltd. The operation of the mobile home park was the Company's primary business operation until the acquisition of SSA Coupon Ltd. ("SSA") closed on November 3, 1999. Accordingly, the disposal is presented as a discontinued operation in the attached pro forma balance sheet and statement of operations.

         The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on January 31, 2000. The Pro Forma Consolidated Statement of Operations gives effect to the transaction as if it had occurred on November 3, 1999, the date from which the operations of the Park are included in the Company's financial statements due to the reverse acquisition with the stockholders of SSA. The July 31, 1999 annual financial statements of SSA Coupon Ltd. (the acquirer for accounting purposes in a reverse acquisition) are unaffected by the discontinuance of the mobile home park operations and, thus, have not been included.

         The Pro-Forma Consolidated Financial Information is unaudited and is presented for informational purposes only and does not purport to be indicative of the financial position which would actually have been obtained if the transaction occurred in the periods indicated or which may exist or be obtained in the future. The unaudited pro forma financial information should be read in conjunction with the notes thereto and the historical consolidated financial statements and notes thereto included in the Company's latest annual report on Form 10-KSB and latest quarterly report on Form 10-QSB.

--------------------------------------------------------------------------------
                                                FetchOmatic Global Internet Inc.
                                      (formerly Forest Glade International Inc.)
                                            Pro-forma Consolidated Balance Sheet
                                                                January 31, 2000
                                                                     (Unaudited)

                                                                                        Pro-forma         Pro-forma
                                                                     As reported      Adjustments           Balance
-------------------------------------------------------------------------------------------------------------------
Assets

Current
    Cash                                                           $      73,649    $     135,000 1     $   194,786
                                                                                         (13,863) 1

    Prepaid expenses and other                                           230,642                -           230,642
                                                                   ------------------------------------------------

                                                                         304,291          121,137           425,428

Note receivable                                                                -          540,300 1          82,066
                                                                                        (458,234) 2
Restricted cash                                                          142,515                -           142,515
Property and equipment                                                 1,105,105        (991,848) 1         113,257
Software development costs                                               129,531                -           129,531
Goodwill, net of accumulated amortization                                358,500        (358,500) 1               -
                                                                   ------------------------------------------------
                                                                     $ 2,039,942    $ (1,147,145)      $    892,797
-------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity

Liabilities

Current

    Accounts payable and accrued liabilities                        $    184,392    $      25,000 1    $    209,392
    Unearned revenue and deposits                                         13,863         (13,863) 1               -
    Due to stockholders                                                  116,559                -           116,559
    Current portion of long-term debt                                     22,814         (22,814) 2               -
                                                                  -------------------------------------------------
                                                                         337,628         (11,677)           325,951

Long-term debt                                                           435,420        (435,420) 2               -
Deferred income taxes                                                    156,849        (156,849) 1               -
Advances for stock subscriptions                                         417,814                -           417,814
                                                                   ------------------------------------------------

                                                                       1,347,711        (603,946)           743,765
                                                                    -----------------------------------------------
Stockholders' equity

    Capital stock
       Authorized
           200,000,000 common shares, par value $0.001
       Issued
            38,110,000 common shares                                      38,110                -            38,110
    Additional paid-in capital                                         1,405,590                -         1,405,590
    Accumulated deficit                                                (746,878)        (543,199) 1     (1,290,077)



See the accompanying notes to the pro-forma consolidated interim financial statements.

    Accumulated other comprehensive loss - foreign
      currency translation losses                                       ( 4,591)                -           (4,591)
                                                                 --------------------------------------------------

                                                                         692,231        (543,199)           149,032
                                                                   ------------------------------------------------

                                                                     $ 2,039,942    $ (1,147,145)      $    892,797
-------------------------------------------------------------------------------------------------------------------

                                                FetchOmatic Global Internet Inc.
                                      (formerly Forest Glade International Inc.)
                                  Pro-forma Consolidated Statement of Operations
                                       For the six months ended January 31, 2000
                                                                     (Unaudited)

                                                                                        Pro-forma         Pro-forma
                                                                     As reported      Adjustments           Balance
-------------------------------------------------------------------------------------------------------------------
Revenue

    Property rentals                                               $      34,381    $    (34,381) 3    $          -
                                                                   ------------------------------------------------

Expenses

    Administration                                                       115,682                -           115,682
    Advertising and promotion                                             82,878                -            82,878
    Amortization and depreciation                                         42,322         (32,663) 3           9,659
    Investor relations                                                   139,000                -           139,000
    Professional fees                                                     45,588                -            45,588
    Property management                                                   16,793         (16,793) 3               -
                                                                  -------------------------------------------------

                                                                         442,263         (49,456)           392,807
                                                                   ------------------------------------------------
                                                                       (407,882)           15,075         (392,807)

Write-down of advances                                                  (95,235)                -          (95,235)
Interest on long-term debt                                              (11,047)           11,047 3               -
                                                                  -------------------------------------------------

Loss before income taxes                                               (514,164)           26,122         (488,042)

Income tax recovery - deferred                                             2,640          (2,640) 3               -
                                                                ---------------------------------------------------

Net loss from continuing operations                                $   (511,524)     $     23,482      $  (488,042)
-------------------------------------------------------------------------------------------------------------------

Loss per share from continuing operations                          $      (0.02)                       $     (0.02)
-------------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding                                   28,155,217                         28,155,217
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                FetchOmatic Global Internet Inc.
                                      (formerly Forest Glade International Inc.)
                         Note to the Pro-forma Consolidated Financial Statements
                                                                     (Unaudited)

January 31, 2000
--------------------------------------------------------------------------------
1. Reflects the cash proceeds from the sale of the Park by the Company's subsidiary, 514592 B.C. Ltd., of $135,000 (CAN$200,000), a note receivable of $98,000 (CAN$145,000) due within sixty days of closing and a long-term note receivable of $442,300 (CAN$655,000) due in monthly installments of $6,800 (including interest at Prime plus 1% per annum) with the balance due on May 15, 2002. Total consideration was $675,300 (CAN$1,000,000).

     The loss on sale of the Park has been included in the loss from discontinued operations charged to Accumulated Deficit on the Pro-forma Consolidated Balance Sheet as follows:

          Proceeds                                          $   675,300
          Property and equipment                              (991,848)
          Goodwill                                            (358,500)
          Deferred income tax recovery                          156,849
                                                           ------------

                                                                518,199

          Estimated costs of disposal                            25,000
                                                          -------------

                                                            $   543,199
                                                          =============

     The balance of unearned revenue and security deposits has been recorded as a reduction of cash received on closing.

2. Immediately subsequent to the sale of the Park, the remaining assets and liabilities of the Park were transferred from the subsidiary (514592 B.C. Ltd.) to the Company leaving the balance of the mortgage payable of $458,234 and a balance of the long-term note receivable of the same amount in 514592 B.C. Ltd.

     The shares of 514592 B.C. Ltd. were then sold to four of the Company's directors for nominal consideration.

3. Reflects the reclassification of revenues and expenses relating to the operations of the Park as "discontinued" for the six-months ended January 31, 2000.